                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A

                                 Amendment No. 3

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

Date of Report:                  August 25, 1995


                             HEALTHSOUTH Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   1-10315                  63-0860407
-----------------------------       -----------           -------------------
      (State or Other               (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)       File Number)          Identification No.)

    Two Perimeter Park South
       Birmingham, Alabama                            35243
    ------------------------                   -----------------
      (Address of Principal                         (Zip Code)
       Executive Offices)

        Registrant's Telephone Number,
        Including Area Code:                      (205) 967-7116

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective June 13, 1995, HEALTHSOUTH Corporation, a Delaware corporation (the "Company"), and its wholly-owned subsidiary, ASC Atlanta Acquisition Company, Inc., a Delaware corporation ("ASC"), completed the acquisition of Surgical Health Corporation, a Delaware corporation ("SHC"), through a merger of ASC into SHC. As contemplated by the terms of the Amended and Restated Plan and Agreement of Merger by and among the parties, SHC is the surviving corporation in the merger, and is wholly-owned by the Company. SHC stockholders received .2633 shares of the Common Stock, par value $.01 per share of the Company for each share of the Common Stock, par value $.0025 per share, Series A Convertible Preferred Stock, par value $.01 per share, Series B Convertible Preferred Stock, par value $.01 per share, or Series C Convertible Preferred Stock, par value $.01 per share, of SHC held by them. The exchange ratio represents a value of $4.60 per share to SHC's stockholders, resulting in an approximate value of the transaction of $155,000,000.

         Prior to consummation of the acquisition, SHC was the nation's second largest independent outpatient surgery company. It operated 36 outpatient surgery centers in 11 states.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired.

         The required audited consolidated financial statements of SHC at December 31, 1994, and the period then ended were filed with the Company's Registration Statement on Form S-4 dated March 8, 1995 (Reg. No. 33-57987) and are hereby incorporated herein by reference. The required unaudited consolidated financial statements of SHC at March 31, 1995, and the period then ended, were filed with SHC's Quarterly Report on Form 10-Q dated May 12, 1995, and are hereby incorporated herein by reference.

         (b)  Pro Forma Financial Information

         The required Pro Forma Consolidated Financial Statements of the Company at December 31, 1994 and the required Pro Forma Consolidated Financial Statements for the Company at March 31, 1995, and the period then ended are filed herewith.

         (c)  Exhibits.

         (2) Amended and Restated Plan and Agreement of Merger, dated as of January 22, 1995, by and among HEALTHSOUTH Corporation, ASC Atlanta Acquisition Company, Inc. and Surgical Health Corporation, incorporated herein by reference to Annex A to the Prospectus forming a part of the Company's Registration Statement on Form S-4 (Reg. No. 33-57987), as filed with the Commission on March 8, 1995.

         The Registrant undertakes to furnish supplementally to the Commission upon request a copy of any Exhibit to the Amended and Restated Plan and Agreement of Merger incorporated by reference herein as Exhibit (2).

                          INDEX TO FINANCIAL STATEMENTS

HEALTHSOUTH Corporation

                                                                      Page
                                                                      ----
Pro Forma Condensed Financial Information                               5

Pro Forma Consolidated Balance Sheet at March 31, 1995 (unaudited)      6

Pro Forma Consolidated Statements of Income (unaudited) -- Twelve
         Months Ended December 31, 1994                                 7

Pro Forma Consolidated Statements of Income (unaudited) -- Twelve
         Months Ended December 31, 1993                                 8

Pro Forma Consolidated Statements of Income (unaudited) -- Twelve
         Months Ended December 31, 1992                                 9

Pro Forma Consolidated Statements of Income (unaudited) -- Three
         Months Ended March 31, 1995                                   10

Pro Forma Consolidated Statements of Income (unaudited) -- Three
         Months Ended March 31, 1994                                   11

Notes to Pro Forma Condensed Financial Information                     12

                    PRO FORMA CONDENSED FINANCIAL INFORMATION

         The following pro forma condensed financial information and explanatory notes are presented to reflect the effect of the merger (the "Merger") of Surgical Health Corporation ("SHC") with a wholly-owned subsidiary of HEALTHSOUTH Corporation ("HEALTHSOUTH") on the historical financial statements of HEALTHSOUTH and SHC. The Merger is reflected in the pro forma condensed financial information as a pooling of interests. The HEALTHSOUTH historical amounts reflect the combination of HEALTHSOUTH and ReLife, Inc. ("ReLife") for all periods presented, as HEALTHSOUTH acquired ReLife in December 1994 in a transaction accounted for as a pooling of interests.

         In addition, the pro forma condensed financial information reflects the impact of the acquisition from NovaCare, Inc. ("NovaCare") by HEALTHSOUTH of 11 rehabilitation hospitals, 12 other facilities and two Certificates of Need (the "NovaCare Rehabilitation Hospitals Acquisition") on the results of operations and financial position for the year ended December 31, 1994, and the quarters ended March 31, 1995 and 1994. Prior to the NovaCare Rehabilitation Hospitals Acquisition, which was consummated in the second quarter of 1995, these facilities were operated by a wholly-owned subsidiary of NovaCare, Rehab Systems Company ("RSC").

         The pro forma condensed balance sheet assumes that the Merger was consummated on March 31, 1995, and the pro forma condensed income statements assume that the SHC Merger was consummated on January 1, 1992. The assumptions are described in the accompanying Notes to Pro Forma Condensed Financial Information.

         All HEALTHSOUTH shares outstanding and per share amounts have been adjusted to reflect a two-for-one stock split effected in the form of a 100 percent stock dividend payable on April 17, 1995.

         The pro forma information should be read in conjunction with the historical financial statements of HEALTHSOUTH, SHC and RSC and the related notes thereto included in documents incorporated in HEALTHSOUTH's Registration Statement on Form S-4 (Registration No. 33-57987) by reference. The pro forma financial information is presented for informational purposes only and is not necessarily indicative of the results of operations or combined financial position that would have resulted had the Merger and other acquisitions described above been consummated at the dates indicated, nor is it necessarily indicative of the results of operations of future periods or future combined financial position.

                    HEALTHSOUTH Corporation and Subsidiaries
             Pro Forma Condensed Combined Balance Sheet (Unaudited)
                                 March 31, 1995


                                                     Acquisition
                                  -----------------------------------------------
                                                          Pro Forma      Pro Forma               Pro Forma      Pro Forma
                                  HEALTHSOUTH  NovaCare   Adjustments     Combined      SHC      Adjustments     Combined
                                  -----------  --------   -----------     --------    -------   --------------  ----------
                                                  (In thousands)

ASSETS
Current assets:
  Cash and cash equivalents     $    59,522 $     5,530 $         0    $    65,052 $     5,862 $         0    $    70,914
  Other marketable securities        16,529           0           0         16,529           0           0         16,529
  Accounts receivable               231,751      40,572           0        272,323      20,898           0        293,221
  Inventories, prepaid expenses
    and other current assets         90,610       3,906           0         94,516       6,344           0        100,860
                                 ----------      ------    ---------       -------     -------     --------    ----------
Total current assets                398,412      50,008           0        448,420      33,104           0        481,524

Other assets                         57,058       1,820           0         58,878       1,166           0         60,044
Property, plant and equipment, net  779,912      33,005     128,333 (2)    941,250      71,569           0      1,012,819

Intangible assets, net              357,366       6,126      44,365 (2)    407,857      84,730           0        492,587
                                  ---------    --------     -------      ---------     -------      -------    ----------

Total assets                    $ 1,592,748 $    90,959 $   172,698    $ 1,856,405 $   190,569 $         0    $ 2,046,974
                                 ==========    ========    ========     ==========   =========     ========    ==========

LIABILITIES AND STOCKHOLDER'S
  EQUITY
Current liabilities:
  Accounts payable              $    63,135 $     2,858 $         0    $    65,993 $     3,846 $     4,000 (1)$    73,839
  Salaries and wages payable         35,538       4,674           0         40,212           0           0         40,212
  Accrued interest payable and
   other liabilities                 45,070       2,078           0         47,148       8,160      (1,560)(1)     53,748
  Current portion of long-term
   debt                              15,221           0           0         15,221       2,065           0         17,286
                                    -------     --------      ------     ---------     -------     ---------     --------
Total current liabilities           158,964       9,610           0        168,574      14,071       2,440        185,085

Long-term debt                      964,233      18,909     234,807 (2)  1,217,949      95,875           0      1,313,824

Deferred income taxes                 7,079           0           0          7,079         713           0          7,792
Other long-term liabilities           5,805         331           0          6,136       2,292           0          8,428
Deferred revenue                      7,396           0           0          7,396           0           0          7,396
Minority interests                   (3,911)          0           0         (3,911)     13,059           0          9,148
Redeemable common stock and
 warrants                                 0           0           0              0       3,034      (3,034)(2)          0
Redeemable convertible preferred
 stock                                    0           0           0              0      26,569     (26,569)(2)          0

Stockholders' equity:
  Preferred Stock, $.10 par               0           0           0              0           0           0              0
  Common Stock, $.01 par                714         103        (103)(2)        714          54         (40)(2)        728
  Additional paid-in capital        316,252      34,442     (34,442)(2)    316,252      33,449      29,643 (2)    379,344
  Retained earnings                 152,425      27,564     (27,564)(2)    152,425       1,453      (2,440)(1)    151,438
  Treasury stock                       (323)          0           0           (323)          0           0           (323)
  Receivable from Employee Stock
   Ownership Plan                   (15,886)          0           0        (15,886)          0           0        (15,886)
                                   ---------      ------       -----      ---------      ------      ------      ---------
Total stockholders' equity          453,182      62,109     (62,109)       453,182      34,956      27,163        515,301
                                   ---------     -------    --------      ---------     -------     -------      ---------

Total liabilities and
 stockholders' equity            $1,592,748   $  90,959   $ 172,698    $ 1,856,405   $ 190,569    $      0    $ 2,046,974
                                 ===========  ==========  ==========   ============  =========    =========   ============

See accompanying notes

                    HEALTHSOUTH Corporation and Subsidiaries
           Pro Forma Condensed Combined Income Statement (Unaudited)
                          Year Ended December 31, 1994


                                                  Acquisition
                                -----------------------------------------------
                                                        Pro Forma     Pro Forma             Pro Forma     Pro Forma
                                HEALTHSOUTH  NovaCare   Adjustments   Combined      SHC     Adjustments   Combined
                                -----------  --------   -----------   ---------   ------    ------------  ----------
                                                                (In thousands, except per share amounts)


Revenues                       $ 1,127,441 $  142,548   $  6,605 (6)$1,276,594 $ 108,749      $    0   $ 1,385,343
Operating expenses:
  Operating units                  835,888    128,233    (12,406)(3)   951,715     70,824          0     1,022,539
  Corporate general and
   administrative                   37,139          0          0        37,139      8,756          0        45,895
Provision for doubtful accounts     20,583      1,269          0        21,852      3,156          0        25,008
Depreciation and amortization       75,588      7,041     (3,994)(1)    86,161     11,090          0        97,251
                                                           7,526 (4)
Interest expense                    57,255     11,096     10,100 (5)    78,451      8,031          0        86,482
Interest income                     (4,224)         0          0        (4,224)       (84)         0        (4,308)
Merger expenses                      2,949          0          0         2,949      3,571          0         6,520
Loss on impairment of assets        10,500          0          0        10,500          0          0        10,500
Loss on abandonment of computer
  project                            4,500          0          0         4,500          0          0         4,500
                                ----------- ----------   --------    ----------  --------    -------     ---------
                                 1,040,178    147,639      1,226     1,189,043   105,344           0     1,294,387
Income before income taxes and
  minority interests                87,263     (5,091)     5,379        87,551      3,405          0        90,956
Provision for income taxes          33,835     (1,084)     1,023 (7)    33,774        470          0        34,244
                               ----------- -----------   --------    ----------  --------    -------     ---------
                                    53,428     (4,007)     4,356        53,777      2,935          0        56,712
Minority interests                     203        445          0           648      6,199          0         6,847
                               ----------- ----------   --------     ---------   --------    -------    ----------
Net income                     $    53,225 $   (4,452)  $  4,356    $   53,129  $  (3,264)   $     0    $   49,865
                               =========== ===========  ========    ==========  ==========   =======    ==========


Weighted average common and
  common equivalent shares
  outstanding                       75,876        N/A        N/A        75,876     21,814    (13,003)(2)    84,687
                                ==========  ==========   =======    ==========  =========    ========   ==========

Net income per common and
  common equivalent share     $       0.70 $      N/A   $    N/A    $     0.70  $   (0.15)   $   N/A     $    0.59
                              ============ ==========   ========    ==========  ==========   =======     =========
Net income per common share
  --assuming full dilution    $       0.70 $      N/A   $    N/A    $     0.69  $     N/A    $   N/A     $    0.59
                              ============ ==========   ========    ==========  =========    =======     =========

See accompanying notes.

             HEALTHSOUTH Rehabilitation Corporation and Subsidiaries
           Pro Forma Condensed Combined Income Statement (Unaudited)
                          Year Ended December 31, 1993


                                                      Pro Forma    Pro Forma
                              HEALTHSOUTH     SHC     Adjustments   Combined
                              -----------    -----   ------------  ---------
                              (In thousands, except per share amounts)

Revenues                      $  575,346   $ 80,983   $      0   $  656,329
Operating expenses:
  Operating units                418,981     52,797          0      471,778
  Corporate general and
   administrative                 20,018      4,311          0       24,329
Provision for doubtful
   accounts                       13,875      2,306          0       16,181
Depreciation and amortization     39,376      6,848          0       46,224
Interest expense                  14,261      4,234          0       18,495
Interest income                   (3,698)      (226)         0       (3,924)
Merger expense                                  333          0          333
NME Selected Hospitals
  Acquisition related expense     49,742          0          0       49,742
Loss on sale of partnership
  interest                             0     (1,400)         0       (1,400)
                              ----------    -------    -------    ---------
                                 552,555     69,203          0      621,758
Income before income taxes
  and minority interests          22,791     11,780          0       34,571
Provision for income taxes         9,009      2,921          0       11,930
                               ---------    -------    -------    ---------
                                  13,782      8,859          0       22,641
Minority interests                   190      5,254          0        5,444
                                 -------     ------      ------   ---------
Net income                    $   13,592   $  3,605   $      0    $  17,197
                              ==========   ========   ========   =========


Weighted average common and
 common equivalent shares
 outstanding                      69,434     31,428    (23,153)(2)   77,709
                             ===========     ======    =======       ======

Net income per common and
 common equivalent share      $     0.20   $   0.11   $    N/A     $   0.22
                              ==========   ========   ========     ========



See accompanying notes.

            HEALTHSOUTH Rehabilitation Corporation and Subsidiaries
           Pro Forma Condensed Combined Income Statement (Unaudited)
                          Year Ended December 31, 1992


                                                      Pro Forma    Pro Forma
                              HEALTHSOUTH     SHC     Adjustments  Combined
                              -----------    -----   ------------  ---------
                                 (In thousands, except per share amounts)

Revenues                      $  464,288  $ 36,758    $      0   $  501,046
Operating expenses:
  Operating units                347,073     25,096          0      372,169
  Corporate general and
    administrative                14,418      2,460          0       16,878
Provision for doubtful
  accounts                        11,842      1,412          0       13,254
Depreciation and amortization     26,737      3,097          0       29,834
Interest expense                  11,295      1,328          0       12,623
Interest income                   (5,121)      (294)         0       (5,415)
Terminated merger expense          3,665          0          0        3,665
                              ----------  ---------   --------   ----------
                                 409,909     33,099          0      443,008
Income before income taxes
  and minority interests          54,379      3,659          0       58,038
Provision for income taxes        18,383        481          0       18,864
                                 -------     ------   --------   ----------
                                  35,996      3,178          0       39,174
Minority interests                 1,402      2,843          0        4,245
                                 -------     ------   --------   ----------
Net income                    $   34,594  $     335   $      0   $   34,929
                              ==========  =========   ========   ==========

Weighted average common and
  common equivalent shares
  outstanding                     68,836     20,425    (15,047)(2)   74,214
                              ==========  =========   ========    =========

Net income per common and
  common equivalent share     $     0.50  $    0.02  $    N/A    $    $0.47
                              ==========  =========  =========   ==========


See accompanying notes.

                    HEALTHSOUTH Corporation and Subsidiaries
           Pro Forma Condensed Combined Income Statement (Unaudited)
                          Quarter Ended March 31, 1995


                                                  Acquisition
                                -----------------------------------------------
                                                        Pro Forma     Pro Forma             Pro Forma     Pro Forma
                                HEALTHSOUTH  NovaCare   Adjustments   Combined      SHC     Adjustments   Combined
                                -----------  --------   -----------   ---------    -----    -----------   --------
                                                              (In thousands, except per share amounts)


Revenues                        $  307,020   $ 37,942   $  1,860 (6) $ 346,822   $ 31,480    $     0     $ 378,302
Operating expenses:
  Operating units                  219,902     33,065       (910)(3)   252,057     20,186          0       272,243
  Corporate general and
   administrative                    9,570          0          0         9,570      1,408          0        10,978
Provision for doubtful accounts      6,478        322          0         6,800        854          0         7,654
Depreciation and amortization       22,892      1,996       (999)(1)    25,771      3,311          0        29,082
                                                           1,882 (4)
Interest expense                    18,340      2,595      2,684 (5)    23,619      2,747          0        26,366
Interest income                     (1,135)         0          0        (1,135)       (69)         0        (1,204)
                                ----------   --------   --------     ---------   -------    --------     ---------
                                   276,047     37,978      2,657       316,682     28,437          0       345,119
Income before income taxes and
  minority interests                30,973        (36)      (797)       30,140      3,043          0        33,183
Provision for income taxes          11,771       (101)      (259)       11,411        518          0        11,929
                                ----------   --------   --------     ---------   --------    -------     ---------
                                    19,202         65       (538)       18,729      2,525          0        21,254
Minority interests                      70         89          0           159      1,809          0         1,968
                                ----------   --------   --------     ---------   --------    -------     ---------
Net income                      $   19,132  $     (24)  $   (538)    $  18,570    $   716    $     0     $  19,286
                                ==========  =========   ========     =========    =======    =======     =========

Weighted average common and
  common equivalent shares
  outstanding                       78,286        N/A        N/A        78,286     33,082    (24,372)(2)    86,994
                                ==========   =========   =======     =========   ========    =======     =========

Net income per common and
  common equivalent share       $     0.24   $    N/A   $    N/A     $    0.24   $   0.02   $    N/A     $    0.22
                                ==========   ========   ========     =========   ========   =========    =========

Net income per common share
  assuming full dilution        $     0.24   $    N/A   $    N/A     $    0.24   $    N/A   $    N/A     $    0.22
                                ==========   ========   ========     =========   ========   =========    =========


See accompanying notes.

             HEALTHSOUTH Rehabilitation Corporation and Subsidiaries
            Pro Forma Condensed Combined Income Statement (Unaudited)
                          Quarter Ended March 31, 1994

                                                       Acquisition
                                          -----------------------------------
                                                       Pro Forma   Pro Forma           Pro Forma  Pro Forma
                             HEALTHSOUTH    NovaCare  Adjustments   Combined    SHC    Adjustments Combined
                             -----------    --------  -----------  ---------- -------  ----------- ---------
                                                 (In thousands, except per share amounts)

Revenues                       $ 259,289 $   35,992   $  1,868 (6) $297,149    $23,694   $      0  $ 320,843
Operating expenses:
  Operating units                199,871     32,762     (3,120)(3)  229,513     14,935          0    244,448
  Corporate general and
    administrative                 7,933          0          0        7,933      1,437          0      9,370
Provision for doubtful
  accounts                         4,555        317          0        4,872        609          0      5,481
Depreciation and amortization     14,887      1,570       (999)(1)   17,340      2,333          0     19,673
                                                         1,882 (4)
Interest expense                  10,046      2,416      2,836 (5)   15,298      1,329          0     16,627
Interest income                     (761)         0          0         (761)       (20)         0       (781)
Merger costs                           0          0          0            0      3,265          0      3,265
                               ----------  --------    --------     -------   --------  --------  ----------
                                 236,531     37,065        599      274,195     23,888          0    298,083

Income before income taxes and
  minority interests              22,758     (1,073)     1,269       22,954       (194)         0     22,760
Provision for income taxes         8,915       (270)       305        8,950       (816)         0      8,134
                              -----------   --------   --------    ---------   --------  --------  ----------
                                  13,843       (803)       964       14,004        622          0     14,626
Minority interests                   134        105          0          239      1,341          0      1,580
                              =========== ==========   ========    =========   ========  ========  ==========
Net income                     $  13,709  $    (908)   $   964     $ 13,765    $  (719)  $      0  $  13,046


Weighted average common and
  common equivalent shares
  outstanding                     74,334        N/A        N/A       74,334     33,709    (24,833)(2)  83,210
                               ==========  ========   ========     ========   ========   ========   =========
Net income per common and
 common equivalent share      $     0.18  $     N/A   $    N/A     $   0.19    $ (0.02)  $    N/A   $    0.16
                              ==========  =========  =========     ========   ========   =========  =========

Net income per common share
  assuming full dilution      $      N/A  $      N/A   $    N/A     $    N/A    $   N/A   $     N/A  $     N/A
                              ==========  ==========   ========    =========    =======   =========  =========

See accompanying notes.

                    HEALTHSOUTH Corporation and Subsidiaries

               Notes to Pro Forma Condensed Financial Information

A.  The NovaCare Rehabilitation Hospitals Acquisition

         Effective April 1, 1995 HEALTHSOUTH completed the acquisition of the rehabilitation hospitals division of NovaCare, Inc. ("NovaCare"), consisting of 11 rehabilitation hospitals, 12 other facilities, and certificates of need to build two additional facilities (the "NovaCare Rehabilitation Hospitals Acquisition"). The purchase price was approximately $234,807,000. The transaction was accounted for as a purchase. HEALTHSOUTH financed the cost of the NovaCare Rehabilitation Hospitals Acquisition through additional borrowings under its existing credit facilities, as amended.

         NovaCare has historically reported on a June 30 fiscal year end. NovaCare's results of operations have been recast to a December 31 fiscal year end in the accompanying pro forma condensed income statement for the year ended December 31, 1994. This was accomplished by excluding the results of operations for the six months ending December 31, 1993 from their historical June 30, 1994 income statement and then adding to it their results of operations for the six months ending December 31, 1994.

         The accompanying pro forma balance sheet assumes that the NovaCare Rehabilitation Hospitals Acquisition was consummated on March 31, 1995 and the accompanying pro forma income statements for the year ending December 31, 1994 and the three months ended March 31, 1995 and 1994 assume that the transaction was consummated at the beginning of the periods presented.

         Certain assets and liabilities of Rehab Systems Company (a wholly owned subsidiary of NovaCare, Inc.) were excluded from the NovaCare Rehabilitation Hospitals Acquisition and are not included in the accompanying March 31, 1995 NovaCare balance sheet. The excluded assets and liabilities are as follows (in thousands):

              Cash and cash  equivalents                     $  4,973
              Accounts  receivable                                259
              Other  current  assets                               42
              Equipment,  net                                   4,719
              Intangible assets,  net                          56,321
              Other  assets  (primarily
                investments  in subsidiaries)                  40,637
              Accounts  payable                                  (454)
              Other  current liabilities                         (275)
              Current portion of long term debt                  (146)
              Long term debt                                  (38,620)
              Payable to affiliates                           (92,377)
                                                              --------
              Net excluded asset (liability)                 $(24,921)
                                                              ========
         The following pro forma adjustments are necessary for the NovaCare Rehabilitation Hospitals Acquisition:

         1. To exclude historical depreciation and amortization expense related to the excluded assets described above. The total expense excluded amounts to $3,994,000 for the year ended December 31, 1994 and $999,000 for the three months ended March 31, 1995 and 1994.

         2. To allocate the excess of the $234,807,000 cash purchase price over the net asset value of the acquired NovaCare facilities, which is approximately $172,698,000. Of this excess, $128,333,000 has been allocated to leasehold value and the remaining $44,365,000 has been allocated to goodwill. This adjustment also reflects the increase in long-term debt necessary to finance the transaction. The $128,333,000 allocated to leasehold value was based on total lease payments for the remaining lease terms capitalized at an 8.33% capitalization rate. There are seven leases involved. Total lease payments approximate $10,700,000 annually. Six of the leases have remaining terms ranging from 19 to 29 years. The seventh lease has a remaining term of six years.

         3. To eliminate intercompany management fees of $4,196,000 and royalty fees of $8,210,000 of the acquired NovaCare facilities. These fees totaling $12,406,000 are included in operating unit expenses in the accompanying income statement for the year ended December 31, 1994. These same fees amount to $910,000 and $3,120,000 for the three months ended March 31, 1995 and 1994, respectively.

         4. To adjust depreciation and amortization expense to reflect the allocation of the excess purchase price over the net tangible asset value described in Item 2 above as follows (in thousands):

                                      Purchase Price
                                        Allocation       Useful        Annual
                                        Adjustment        Life      Amortization
                                      --------------     ------     ------------

       Leasehold value .............     $128,333       20 years      $6,417
       Goodwill ....................       44,365       40 years       1,109
                                                                       -----
                                                                      $7,526
                                                                       =====
No additional adjustments to NovaCare's historical depreciation and amortization are necessary. The remaining net assets acquired approximate their fair value.

Because NovaCare's results of operations before intercompany items (described in item 3 above) are profitable, both on a historical and pro forma basis, the 40-year amortization period for goodwill is appropriate and consistent with HEALTHSOUTH policy. Leasehold value is being amortized over the weighted average remaining terms of the leases, which is 20 years.

         5. To increase interest expense by $19,559,000 to reflect pro forma borrowings of $234,807,000, described above, at a 8.33% variable interest rate, which represents HEALTHSOUTH's weighted average cost of debt, as if they were outstanding for the entire year, and to decrease interest expense by $9,459,000, which represents interest on NovaCare debt not assumed by HEALTHSOUTH. A 1/8% variance in the assumed interest rate would change annual pro forma interest expense by approximately $294,000. The net increases to pro forma interest expense for the three month periods ended March 31, 1995 and 1994 are $2,684,000 and $2,836,000, respectively.

         6. To adjust estimated Medicare reimbursement for the changes in reimbursable expenses described in items 1,3, 4 and 5 above. These changes are as follows (in thousands):

                                                             Three months ended
                                      Year ended                  March 31,
                                  December 31, 1994          1995         1994
                                  -----------------          ----         ----

   Depreciation and amortization
     (item 1)                      $    (3,994)           $  (999)    $   (999)
   Intercompany management fees
     (item 3)                           (4,196)              (910)      (1,050)
   Depreciation and amortization
     (item 4)                            7,526              1,882        1,882
   Interest expense (item 5)            10,100              2,684        2,836
                                   -----------             ------      -------
                                         9,436              2,657        2,669
   Assumed Medicare utilization             70%                70%          70%
                                   -----------             ------      -------
   Increased reimbursement         $     6,605             $1,860      $ 1,868
                                   ===========             ======      =======


The Medicare utilization rate of 70% assumes a slight improvement in NovaCare's historical Medicare percentage of 78% as a result of bringing these facilities into the HEALTHSOUTH network.

        7. To adjust the NovaCare provision for income taxes to an effective rate of 39% (net of minority interests).

B.  The SHC Merger

         The proposed SHC Merger is intended to be accounted for as a pooling of interests. The pro forma condensed income statements assume that the SHC Merger was consummated on January 1, 1992. The pro forma condensed balance sheet assumes that the SHC Merger was consummated on March 31, 1995.

         The pro forma condensed financial information contains no adjustments to conform the accounting policies of the two companies because any such adjustments have been determined to be immaterial by the management of HEALTHSOUTH.

         The following pro forma adjustments are necessary for the SHC Merger:

         1. The pro forma condensed income statements do not reflect non-recurring costs resulting directly from the Merger. The management of HEALTHSOUTH estimates that these costs will approximate $4,000,000 and will be charged to operations in the quarter the Merger is consummated. The amount includes costs to merge the two companies and professional fees. However, this estimated expense, net of taxes of $1,560,000, has been charged to retained earnings in the accompanying pro forma balance sheet.

         2. To adjust pro forma share amounts based on historical share amounts, converting each outstanding share of SHC Common Stock and redeemable preferred stock into .2633 shares of HEALTHSOUTH Common Stock.